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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   -----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Continuus Software Corporation
             (Exact Name of Registrant as Specified in its Charter)


                Delaware                                 43-1070080
----------------------------------------    ------------------------------------
(State of Incorporation or Organization)    (I.R.S. Employer Identification no.)

   108 Pacifica, Irvine, California                        92618
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(Address of principal executive offices)                 (Zip code)


If this form relates to the                  If this form relates to the
registration of a class of                   registration of a class of
securities pursuant to Section               securities pursuant to Section
12(b) of the Exchange Act and is             12(g) of the Exchange Act and is
effective upon filing pursuant               effective pursuant to General
to General Instruction A.(c),                Instruction A.(d), check the
check the following box. [ ]                 following box. |X|

Securities Act registration statement number to which this form relates:      333-76893
                                                                            ---------------
                                                                            (if applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

    Title of Each Class to                      Name of Each Exchange on Which
      be so Registered                          Each Class is to be Registered

          None
----------------------------------------      ----------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.001 par value
              ----------------------------------------------------
                                (Title of class)



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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

        A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock," commencing at page 61 of the Prospectus included in the Registrant's Registration Statement on Form S-1, No 333-76893, filed with the Securities and Exchange Commission (the "Commission") on April 23, 1999 and is incorporated herein by reference.

ITEM 2. EXHIBITS.

     Exhibit
      Number    Description
      ------    -----------
        3.1     Certificate of Incorporation of Registrant(1)

        3.2 Restated Certificate of Incorporation of Registrant, to be filed and become effective immediately following Registrant's initial public offering(1)

        3.3     Bylaws of the Registrant(1)

        3.4     Form of Common Stock Certificate(2)

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(1) Filed with the Commission as an exhibit to Registrant's Registration
Statement on Form S-1, No. 333-76893, as amended, and incorporated herein by reference.

(2) To be filed by amendment to Registrant's Registration Statement on Form S-1, No. 333-76893, and incorporated herein by reference.



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                                    SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            CONTINUUS SOFTWARE CORPORATION



Date:  July 22, 1999                        By: /s/ John R. Wark
                                                John R. Wark
                                                President and Chief Executive
                                                Officer



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